Exhibit 10.1

EXECUTION COPY

SIXTH AMENDMENT TO AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

THIS SIXTH AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of October 7, 2013 (this “Amendment”) is entered into among AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, a Delaware corporation (in such capacity, the “Seller”), AMERISOURCEBERGEN DRUG CORPORATION, a Delaware corporation, as the initial Servicer (in such capacity, the “Servicer”), the PURCHASER AGENTS and PURCHASERS listed on the signature pages hereto, MARKET STREET FUNDING LLC (“Market Street”) as Assignor (as defined below), PNC BANK, NATIONAL ASSOCIATION (“PNC”) as Assignee (as defined below), and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH (“BTMU”), as administrator (in such capacity, the “Administrator”).

R E C I T A L S

The Seller, Servicer, the Purchaser Groups, and the Administrator are parties to that certain Amended and Restated Receivables Purchase Agreement, dated as of April 29, 2010 (as amended, supplemented or otherwise modified from time to time, the “Agreement”).

Market Street, as the assignor (in such capacity, the “Assignor”), desires to sell, assign and delegate to PNC, as the assignee (in such capacity, the “Assignee”), all of the Assignor’s rights under, interest in, title to and obligations under the Agreement and the other Transaction Documents (collectively, the “Assigned Documents”), and the Assignee desires to purchase and assume from the Assignor all of the Assignor’s rights under, interest in, title to and obligations under the Assigned Documents.

After giving effect to the assignment and assumption contemplated in Section 2 of this Amendment, each of the parties hereto desires that Market Street cease to be a party to the Agreement and each of the other Assigned Documents to which it is a party and to be discharged from its duties and obligations as a Purchaser or otherwise under the Agreement and each of the other Assigned Documents.

The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                      Certain Defined Terms.  Capitalized terms used but not defined herein shall have the meanings set forth for such terms in Exhibit I to the Agreement.

2.                                      Assignment and Assumption.

(i)                                     Sale and Assignment by Assignor to Assignee.  At or before 2:00 pm (New York time) on the date hereof, the Assignee shall pay to the Assignor, in immediately available funds, (a) the amount set forth on Schedule I hereto (such amount, the “Capital Payment”) representing 100.00% of the aggregate Invested Amount of the

Assignor under the Agreement on the date hereof and (b) the amount set forth on Schedule I hereto representing all accrued but unpaid (whether or not then due) CP Costs, fees and other costs and expenses payable in respect of such Invested Amount to but excluding the date hereof (such amount, the “CP Costs and Other Costs”; together with the Capital Payment, collectively, the “Payoff Amount”).  Upon the Assignor’s receipt of the Payoff Amount in its entirety, the Assignor hereby sells, transfers, assigns and delegates to the Assignee, without recourse, representation or warranty except as otherwise provided herein, and the Assignee hereby irrevocably purchases, receives, accepts and assumes from the Assignor, all of the Assignor’s rights under, interest in, title to and all its obligations under the Agreement and the other Assigned Documents.  Without limiting the generality of the foregoing, the Assignor hereby assigns to the Assignee all of its right, title and interest in the Receivables, all Related Security with respect to the Receivables and all Collections with respect thereto.

Payment of each portion of the Payoff Amount shall be made by wire transfer of immediately available funds in accordance with the payment instructions provided by Assignor to Assignee prior to the Effective Date.

(ii)                                  Removal of Assignor.  From and after the Effective Date (as defined below), the Assignor shall cease to be a party to the Agreement and each of the other Assigned Documents to which it was a party and shall no longer have any rights or obligations under the Agreement or any other Assigned Document (other than such rights and obligations which by their express terms survive termination thereof).

(iii)                               Limitation on Liability.  Notwithstanding anything to the contrary set forth in this Amendment, the Assignee does not accept or assume any liability or responsibility for any breach, failure or other act or omission on the part of the Assignor, or any indemnification or other cost, fee or expense related thereto, in each case which occurred or directly or indirectly arose out of an event which occurred prior to the Effective Date.

(iv)                              Acknowledgement and Agreement.  Each of the parties and signatories hereto (a) hereby acknowledges and agrees to the sale, assignment and assumption set forth in clause (i) above, (b) expressly waives any notice or other applicable requirements set forth in any Transaction Document as a prerequisite or condition precedent to such sale, assignment and assumption (other than as set forth herein) and (c) acknowledges and agrees that this Section 2 is in form and substance substantially similar to a Transfer Supplement.

3.                                      Joinder.

(i)                                     PNC as an Uncommitted Purchaser. From and after the date hereof, PNC shall be a party to the Agreement as an “Uncommitted Purchaser” for all purposes thereof and of the other Transaction Documents, and PNC accepts and assumes all related rights and agrees to be bound by all of the terms and provisions applicable to “Uncommited Purchasers” contained in the Agreement and the other Transaction Documents.

2

(ii)                                  Consent to Joinder.  Each of the parties hereto consents to the foregoing joinder of PNC to the Agreement in the capacity of an “Uncommitted Purchaser” and any otherwise applicable conditions precedent thereto under the Agreement and the other Transactions Documents (other than as set forth herein) are hereby waived.

4.                                      Amendments to the Agreement.  As of the Effective Date (as defined below), the Agreement is hereby amended as follows:

(i)                                     Each reference to “Mizuho Corporate Bank, Ltd.” (however defined or referenced) in the Agreement shall be deemed to be a reference to “Mizuho Bank, Ltd.”

(ii)                                  The signature block as well as the notice information thereunder for Market Street set forth on signature page S-6 of the Agreement are hereby deleted in their entirety.

(iii)                               The notice information for PNC in each of its capacities under the Agreement is hereby replaced in its entirety with the following:

Address:                                                 PNC Bank, National Association

Three PNC Plaza

225 Fifth Avenue

Pittsburgh, PA 15222-2707

Attention:                 Robyn Reeher

Telephone:           (412) 768-3090

Facsimile:                 (412) 762-9184

(iv)                              Section 4.4 of the Agreement is hereby amended by replacing the term “Yield Period” where it appears therein with the term “Interest Period”.

(v)                                 The following new defined term and definition thereof are hereby added to Exhibit I to the Agreement in appropriate alphabetical order:

“PNC” means PNC Bank, National Association, and its successors.

(vi)                              The definition of “LIBO Rate” set forth in Exhibit I to the Agreement is hereby amended by replacing the term “Wells Fargo” in each instance where it occurs therein with the phrase “Wells Fargo and PNC”.

(vii)                           The definition of “LIBOR Market Index Rate” set forth in Exhibit I to the Agreement is hereby amended by replacing the term “three-month” where it occurs therein with the term “one-month”.

(viii)                        Exhibit II to the Agreement is hereby replaced in its entirety with Exhibit A attached hereto.

(ix)                              Exhibit VI to the Agreement is hereby replaced in its entirety with Exhibit B attached hereto.

3

(x)                                 Exhibit XII to the Agreement is hereby replaced in its entirety with Exhibit C attached hereto.

(xi)                              Exhibit XIV to the Agreement is hereby replaced in its entirety with Exhibit D attached hereto.

(xii)                           Exhibit XV to the Agreement is hereby replaced in its entirety with Exhibit E attached hereto.

(xiii)                        Exhibit XVI to the Agreement is hereby replaced in its entirety with Exhibit F attached hereto.

5.                                      Representations and Warranties; Covenants.  Each of the Seller and the Servicer (on behalf of the Seller) hereby certifies, represents and warrants to the Administrator, each Purchaser Agent, each Purchaser and the Assignee that on and as of the date hereof:

(i)                                     each of its representations and warranties contained in Article V of the Agreement is true and correct, in all material respects, as if made on and as of the Effective Date;

(ii)                                  no event has occurred and is continuing, or would result from this Amendment or any of the transactions contemplated herein, that constitutes an Amortization Event or Unmatured Amortization Event;

(iii)                               the Facility Termination Date for all Purchaser Groups has not occurred; and

(iv)                              the Credit Agreement has not been amended since November 20, 2012.

6.                                      Effect of Amendment.  Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect.  After this Amendment becomes effective, all references in the Agreement and each of the other Transaction Documents to “this Agreement”, “hereof”, “herein”, or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement, as amended by this Amendment.  This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement (or any related document or agreement) other than as expressly set forth herein.

7.                                      Effectiveness. This Amendment shall become effective on the date hereof (the “Effective Date”) upon satisfaction of each of the following conditions:

(a)                                 receipt by the Administrator and each Purchaser Agent of counterparts of (i) this Amendment and (ii) the amended and restated Fee Letter, dated as of the date hereof, by and among the Seller, the Servicer, the Administrator and each Purchaser Agent;

(b)                                 receipt by the Assignor of the Payoff Amount in its entirety in accordance with Section 2 of this Amendment; and

4

(c)                                  such other documents and instruments as a Purchaser Agent may reasonably request, in form and substance satisfactory to such Purchaser Agent.

8.                                      Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.  Counterparts of this Amendment may be delivered by facsimile transmission or other electronic transmission, and such counterparts shall be as effective as if original counterparts had been physically delivered, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

9.                                      Governing Law.  This Amendment shall be governed by, and construed in accordance with the law of the State of New York without regard to any otherwise applicable principles of conflicts of law (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

10.                               Section Headings.  The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any other Transaction Document or any provision hereof or thereof.

11.                               Transaction Document.  This Amendment shall constitute a Transaction Document under the Agreement.

12.                               No Proceedings.  Each party hereto hereby covenants and agrees that prior to the date which is one year and one day after the payment in full of all outstanding commercial paper notes or other indebtedness of Market Street, it will not institute against or join any other Person in instituting against Market Street any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.  The provisions of this Section 12 shall survive any termination of the Agreement.

13.                               Severability.  Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

14.                               Ratification.  After giving effect to this Amendment and the transactions contemplated hereby, all of the provisions of the Performance Undertaking shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Undertaking and acknowledges that the Performance Undertaking has continued and shall continue in full force and effect in accordance with its terms.

5

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, as Seller

		By:	/s/ J.F. Quinn
		Name:	J.F. Quinn
		Title:	Vice President & Corporate Treasurer

AMERISOURCEBERGEN DRUG CORPORATION, as initial Servicer

		By:	/s/ J.F. Quinn
		Name:	J.F. Quinn
		Title:	Vice President & Corporate Treasurer

Acknowledged and Agreed

AMERISOURCEBERGEN
CORPORATION

By:	/s/ J.F. Quinn
Name:	J.F. Quinn
Title:	Vice President & Corporate
Treasurer

S-1	Sixth Amendment to RPA
(ARFC)

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,
as Administrator

By:	/s/ Luna Mills
Name:	Luna Mills
Title:	Director

VICTORY RECEIVABLES CORPORATION, as an Uncommitted Purchaser

By:	/s/ David V. DeAngelis
Name:	David V. DeAngelis
Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,
as Purchaser Agent for
Victory Receivables Corporation

By:	/s/ Luna Mills
Name:	Luna Mills
Title:	Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,
as Related Committed Purchaser
for Victory Receivables Corporation

By:	/s/ B. McNany
Name:	B. McNany
Title:	Vice President

S-2	Sixth Amendment to RPA
(ARFC)

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as an Uncommitted Purchaser

By:	/s/ Ryan C. Tozier
Name:	Ryan C. Tozier
Title:	Assistant Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Purchaser Agent and
Related Committed Purchaser
for Wells Fargo Bank, National Association

By:	/s/ Ryan C. Tozier
Name:	Ryan C. Tozier
Title:	Assistant Vice President

S-3	Sixth Amendment to RPA
(ARFC)

LIBERTY STREET FUNDING LLC,
as an Uncommitted Purchaser

By:	/s/ Jill A. Russo
Name:	Jill A. Russo
Title:	Vice President

THE BANK OF NOVA SCOTIA,
as Purchaser Agent and
Related Committed Purchaser
for Liberty Street Funding LLC

By:	/s/ Terry Donovan
Name:	Terry Donovan
Title:	Managing Director

S-4	Sixth Amendment to RPA
(ARFC)

MARKET STREET FUNDING LLC,
as an Uncommitted Purchaser and as Assignor

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Purchaser Agent,
as Related Committed Purchaser
and as Assignee

By:	/s/ Mark S. Falcione
Name:	Mark S. Falcione
Title:	Executive Vice President

S-5	Sixth Amendment to RPA
(ARFC)

WORKING CAPITAL
MANAGEMENT CO., LP,
as Uncommitted Purchaser and
as Related Committed Purchaser for
Working Capital Management Co., LP

By:	/s/ Shinichi Nochiide
Name:	Shinichi Nochiide
Title:	Attorney-in-Fact

MIZUHO BANK, LTD.,
as Purchaser Agent for
Working Capital Management Co., LP

By:	/s/ Bertram H. Tang
Name:	Bertram H. Tang
Title:	Authorized Signatory

S-6	Sixth Amendment to RPA
(ARFC)

SCHEDULE I

ASSIGNMENTS AND PAYMENT AMOUNTS

Section 1.

Capital Payment:	$0

Section 2.

CP Costs:	$0
Fees:	$26,520.00
Other Amounts:	$0
CP Costs and Other Costs:	$26,520.00

EXHIBIT A

EXHIBIT II

FORM OF PURCHASE NOTICE

AMERISOURCE RECEIVABLES FINANCIAL CORPORATION

PURCHASE NOTICE
dated                             , 20
for Purchase on                                 , 20

The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch
1251 Avenue of the Americas
New York, NY 10020
Attention:  Luna Mills
Telephone:  (212) 782-6959
Facsimile:  (212) 782-6998

[Address to each Purchaser Agent]

Ladies and Gentlemen:

Reference is made to the Amended and Restated Receivables Purchase Agreement dated as of April 29, 2010 (as amended, supplemented or otherwise modified from time to time, the “Agreement”) among Amerisource Receivables Financial Corporation (the “Seller”), AmerisourceBergen Drug Corporation, as initial Servicer, the various Purchaser Groups from time to time party thereto, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Administrator.  Capitalized terms defined in the Agreement are used herein with the same meanings.

1.  The [Servicer, on behalf of the] Seller hereby certifies, represents and warrants to the Administrator, each Purchaser Agent and each Purchaser that on and as of the Purchase Date (as hereinafter defined):

(a)                                 all applicable conditions precedent set forth in Article VI of the Agreement have been satisfied;

(b)                                 each of its representations and warranties contained in Article V of the Agreement will be true and correct, in all material respects, as if made on and as of the Purchase Date;

(c)                                  no event has occurred and is continuing, or would result from the requested Purchase, that constitutes an Amortization Event or Unmatured Amortization Event;

(d)                                 the applicable Facility Termination Date has not occurred; and

Exhibit II-1

(e)                                  after giving effect to the Purchase requested below, (i) no Related Committed Purchaser’s aggregate Invested Amount shall exceed its Available Commitment, (ii) no Purchaser Group’s Group Invested Amount shall exceed its Group Commitment, and (iii) the aggregate of the Receivable Interests shall not exceed 100%.

2.  The [Servicer, on behalf of the] Seller hereby requests that the Purchasers make a Purchase on                       , 20     (the “Purchase Date”) as follows:

(a)                                 Purchase Price:  $

(b)                                 (X)                               Ratable Share1:

(i)                                     Liberty Street Funding LLC’s
Purchaser Group:                                                                                                                                                                                                                                                  $

(ii)                                  PNC Bank, National Association’s
Purchaser Group:                                                                                                                                                                                                                                                  $

(iii)                               Victory Receivables Corporation’s
Purchaser Group:                                                                                                                                                                                                                                                  $

(iv)                              Wells Fargo Bank, National Association’s
Purchaser Group:                                                                                                                                                                                                                                                  $

(v)                                 Working Capital Management Co., LP’s
Purchaser Group:                                                                                                                                                                                                                                                  $

1                                         For Purchases based on the Ratable Share.

Exhibit II-2

(Y)                               Accordion Ratable Share2:

(i)                                     Liberty Street Funding LLC’s Purchaser Group:                                                                                  $

(ii)                                  PNC Bank, National Association’s
Purchaser Group:                                                                                                                                                                                                                                                  $

(iii)                               Victory Receivables Corporation’s
Purchaser Group:                                                                                                                                                                                                                                                  $

(iv)                              Wells Fargo Bank, National Association’s
Purchaser Group:                                                                                                                                                                                                                                                  $

(v)                                 Working Capital Management Co., LP’s
Purchaser Group:                                                                                                                                                                                                                                                  $

3.  Please disburse the proceeds of the Purchase as follows:

[Apply $                 to payment of Aggregate Unpaids due on the Purchase Date].  [Wire transfer $                 to the Facility Account.]

2                                         For Purchases based on the Accordion Ratable Share.

Exhibit II-3

IN WITNESS WHEREOF, the Servicer, on behalf of the Seller has caused this Purchase Request to be executed and delivered as of this          day of                       ,           .

[AmerisourceBergen Drug Corporation, as Servicer, on behalf of:] Amerisource Receivables Financial Corporation, as Seller

By:
Name:
Title:

Exhibit II-4

EXHIBIT B

EXHIBIT VI

FORM OF SETTLEMENT REPORT

(attached)

AmerisourceBergen - Securitization Facility MONTHLY REPORT

I. Total Investment

	CP Outstanding	TOTAL
1	CP Outstanding as of the Previous Month End	$0
2	Addition (+) or Reduction (-) in CP During Current Month	$0
3	New CP Outstanding (Net Investment)	$0

II. Portfolio Aging

	A	B	C	D	E	F	G	H
	Futures / Current	1-30 Days Past Due	31-60 Days Past Due	61-90 Days Past Due	91- 120 Days Past Due	121-150 Days Past Due	151+ Days Past Due	Total
4	0	0	0	0	0	0	0	0
	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!

III. Portfolio Activity

	A	B	C	D	E	F	G
	Beginning Balance	Gross Sales (+)	Collections (-)	Total Dilutive Credits (-)	Net Writeoffs (-)	Other Non-Dilutive Adj. (+)	Transfers In/Out (+)
5	0	0	0	0	0	0	0

	H	I	J
	Notes Receivables (+)	Month End Rec. Balance	DOD Adjustment?
1	0	0	0

IV. Eligible Receivables Balance

		(-)	(+)
6	Total Ending A/R		0

7	Delinquent Receivables (61-120 DPD)	0
8	Defaulted Receivables (121-150 DPD)	0
9	Defaulted Receivables 151+ DPD	0
10	Write-offs < 60DPD	0
11	Bankrupt Customers < 60DPD	0
12	Intercompany / Affiliate Receivables < 60DPD	0
13	Foreign Receivables < 60 DPD	0
14	Contra Relationships	0
15	Cross Age Test 35% > 60 DPD	0
16	Excess 31-60 Days Terms (5% of End Balance)	0
17	Excess 61-90 Days Terms (5% of End Balance)	0
18	Notes Receivables	0
19	Service Fee Reserve	0
20	Unapplied Cash	0
21	Other Ineligibles	0

22	Total Ineligible Receivables	0

23	DOD Adjustments	0

24	Total Eligible Receivables		0

V. Concentration Receivables

		A	B	C	D
	Obligor Name	Receivables	Concentration Limit ($)	Purchase Limit (%)	Excess Concentrations
1	Special Concentration Obligor Name	—	—	0.0%	—
2	Special Concentration Obligor Name	—	—	0.0%	—
3	Special Concentration Obligor Name	—	—	0.0%	—
4	Obligor Name	—	—	0.0%	—
5	Obligor Name	—	—	0.0%	—
6	Obligor Name	—	—	0.0%	—
7	Obligor Name	—	—	0.0%	—
8	Obligor Name	—	—	0.0%	—
9	Obligor Name	—	—	0.0%	—
10	Obligor Name	—	—	0.0%	—
11	Obligor Name	—	—	0.0%	—
12	Obligor Name	—	—	0.0%	—
13	Obligor Name	—	—	0.0%	—
14	Obligor Name	—	—	0.0%	—
15	Obligor Name	—	—	0.0%	—

25	Total Excess Concentrations				0

VI. Net Receivable Balance

26	Excess Government (10% of Eligible)	0
27	Taxes	0
28	Rebate Reserve	0

29	Net Receivable Balance (NRB)		0

VII. Reserve Calculations

	Loss Reserve	%	$
30	Dynamic Loss Reserve	0.00%	0
31	Loss Floor	0.00%	0

	Dilution Reserve	%	$
32	Dynamic Dilution Reserve	0.00%	0
33	Dilution Floor	0.00%	0

	Yield Reserve	%	$
34	Yield Reserve	0.00%	0

	Servicing Reserve	%	$
35	Servicing Reserve	0.00%	0

36	A Dynamic Loss Reserve plus Dynamic Dilution Reserve	0.00%	0
37	B Loss Floor plus Dilution Floor	0.00%	0
38	C Yield Reserve plus Servicing Reserve	0.00%	0

39	Greater of (A, B) plus C	0.00%	0

VIII. Computation of Investment

40	CP Outstanding	0
41	Net Receivable Balance (NRB)	0
42	Total Reserves	0

43	Availability (NPB Based)	0
44	Maximum Possible Borrowing (Commitment)	0

45	Additional Funding (Positive) / Mandatory Paydown (if Negative)	0

IX. Performance Ratio Calculations

		A	B	C	D	E	F	G
		Default Ratio		Delinquency Ratio		Dilution Ratio		DSO
	Month	Current	3-Month Rolling Average	Current	3-Month Rolling Average	Current	3-Month Rolling Average	Current
46	Month 1	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00
47	Month 2	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00
48	Month 3	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00

X. Compliance

49	Is the Asset Interest [(CP Outstanding + Total Reserves) / NRB] < 100%	Compliant

50	Is the current 3-month rolling average Default Ratio < 0.50%	Compliant

51	Is the current 3-month rolling average Delinquency Ratio < 3.25%	Compliant

52	Is the current 3-month rolling average Dilution Ratio < 4.25%	Compliant

53	Is the current 1-month DSO < 25 Days	Compliant

54	Is the amount outstanding < Facility Limit?	Compliant

55	Is the Leverage Ratio maintained at 3:1?	Yes

The undersigned hereby represents and warrants that the foregoing is a true and accurate accounting with respect to outstanding receivables as of                         in accordance with the Receivables Purchase Agreement dated                         and that all representations and warranties related to such Agreement are restated and affirmed.

x
Name:	Julie Frantz	Date:
Title:	Director of Treasury

EXHIBIT C

EXHIBIT XII

FORM OF REDUCTION NOTICE

                            ,

The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch
1251 Avenue of the Americas
New York, NY 10020
Attention:  Luna Mills
Telephone:  (212) 782-6959
Facsimile:  (212) 782-6998

[Address to each Purchaser Agent]

Ladies and Gentlemen:

Reference is hereby made to the Amended and Restated Receivables Purchase Agreement, dated as of April 29, 2010 (as amended, supplemented or otherwise modified, the “Receivables Purchase Agreement”), among Amerisource Receivables Financial Corporation, as Seller, AmerisourceBergen Drug Corporation, as Servicer, the various purchaser groups from time to time party thereto, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Administrator.  Capitalized terms used in this Reduction Notice and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement.

This letter constitutes a Reduction Notice pursuant to Section 1.3 of the Receivables Purchase Agreement.  The Seller desires to reduce the Aggregate Invested Amount on                         ,           3 by the application of cash to pay Aggregate Invested Amount and Yield to accrue (until such cash can be used to pay commercial paper notes) with respect to such Aggregate Invested Amount, together with all costs related to such reduction of Aggregate Invested Amount, as follows:

(a)                                 Reduction Amount:  $

(b)                                 (X)                               Ratable Share4:

(i)                                     Liberty Street Funding LLC’s
Purchaser Group:                                                                                                                                                                                                                                                  $

(ii)                                  PNC Bank, National Association’s
Purchaser Group:                                                                                                                                                                                                                                                  $

3                                         Notice must be given at least one Business Day prior to the requested reduction date.

4                                         For reductions based on the Ratable Share.

Exhibit XII-1

(iii)                               Victory Receivables Corporation’s
Purchaser Group:                                                                                                                                                                                                                                                  $

(iv)                              Wells Fargo Bank, National Association’s
Purchaser Group:                                                                                                                                                                                                                                                  $

(v)                                 Working Capital Management Co., LP’s
Purchaser Group:                                                                                                                                                                                                                                                  $

(X)                               Accordion Ratable Share(5):

(i)                                     Liberty Street Funding LLC’s
Purchaser Group:                                                                                                                                                                                                                                                  $

(ii)                                  PNC Bank, National Association’s
Purchaser Group:                                                                                                                                                                                                                                                  $

(iii)                               Victory Receivables Corporation’s
Purchaser Group:                                                                                                                                                                                                                                                  $

(iv)                              Wells Fargo Bank, National Association’s
Purchaser Group:                                                                                                                                                                                                                                                  $

(v)                                 Working Capital Management Co., LP’s
Purchaser Group:                                                                                                                                                                                                                                                  $

5                                         For reductions based on the Accordion Ratable Share.

Exhibit XII-2

IN WITNESS WHEREOF, the undersigned has caused this Reduction Notice to be executed by its duly authorized officer as of the date first above written.

AMERISOURCE RECEIVABLES FINANCIAL CORPORATION

By:
Name:
Title:

Exhibit XII-3

EXHIBIT D

EXHIBIT XIV

FORM OF PURCHASE LIMIT INCREASE REQUEST

                       ,

The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch
1251 Avenue of the Americas
New York, NY 10020
Attention:  Luna Mills
Telephone:  (212) 782-6959

Facsimile:  (212) 782-6998

[Address to each Purchaser Agent]

Ladies and Gentlemen:

Reference is hereby made to the Amended and Restated Receivables Purchase Agreement, dated as of April 29, 2010 (as heretofore amended or supplemented, the “Receivables Purchase Agreement”), among Amerisource Receivables Finance Corporation, as Seller, AmerisourceBergen Drug Corporation, as Servicer, the various purchaser groups from time to time party thereto, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Administrator.  Capitalized terms used in this Purchase Limit Increase Request and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement.

This letter constitutes a Purchase Limit Increase Request pursuant to Section 1.1(b) of the Receivables Purchase Agreement.  The Seller desires to increase the Purchase Limit and respective Commitments of each Purchaser Group on           ,         6 to the following amounts:

(a)                                 Purchase Limit:  $

(b)                                 Ratable Share of Each Purchaser Group:

(i)                                     Liberty Street Funding LLC:  $

(ii)                                  PNC Bank, National Association:  $

(iii)                               Victory Receivables Corporation:  $

(iv)                              Wells Fargo Bank, National Association:  $

6                                         Notice must be given at least ten Business Days prior to the requested increase, and must be in a minimum amount of $50,000,000.

Exhibit XIV-1

(v)                                 Working Capital Management Co., LP:  $

Seller hereby represents and warrants as of the date hereof, and as of the date of this increase, as follows:

(i)                                     the representations and warranties contained in Section V of the Receivables Purchase Agreement are correct in all material respects on and as of such dates as though made on and as of such dates and shall be deemed to have been made on such dates; and

(ii)                                  no event has occurred and is continuing, or would result from the increase proposed hereby, that constitutes an Amortization Event or an Unmatured Amortization Event.

Each Purchaser Agent shall notify the Seller and the Administrator in writing whether it consents to this increase request within ten (10) Business Days; provided that if any Purchaser Agent fails to so notify the Seller or the Administrator, the applicable Purchasers shall be deemed to have refused to consent to this increase request.

Exhibit XIV-2

IN WITNESS WHEREOF, the undersigned has caused this Purchase Limit Increase Request to be executed by its duly authorized officer as of the date first above written.

AMERISOURCE RECEIVABLES FINANCIAL CORPORATION

By:
Name:
Title:

Exhibit XIV-3

EXHIBIT E

EXHIBIT XV

FORM OF PURCHASE LIMIT DECREASE NOTICE

                       ,

The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch
1251 Avenue of the Americas
New York, NY 10020
Attention:  Luna Mills
Telephone:  (212) 782-6959

Facsimile:  (212) 782-6998

[Address to each Purchaser Agent] — [PURCHASER AGENTS TO PROVIDE]

Ladies and Gentlemen:

Reference is hereby made to the Amended and Restated Receivables Purchase Agreement, dated as of April 29, 2010 (as heretofore amended or supplemented, the “Receivables Purchase Agreement”), among Amerisource Receivables Finance Corporation, as Seller, AmerisourceBergen Drug Corporation, as Servicer, the various purchaser groups from time to time party thereto, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Administrator.  Capitalized terms used in this Purchase Limit Decrease Notice and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement.

This letter constitutes a Purchase Limit Decrease Notice pursuant to Section 1.1(b) of the Receivables Purchase Agreement.  The Seller desires to decrease the Purchase Limit and respective Commitments of each Purchaser Group on           ,         7 to the following amounts:

(a)                                 Purchase Limit:  $

(b)                                 Ratable Share of Each Purchaser Group:

(i)                                     Liberty Street Funding LLC:  $

(ii)                                  PNC Bank, National Association:  $

(iii)                               Victory Receivables Corporation:  $

7                                         Notice must be given at least ten Business Days prior to the requested decrease, and must be in a minimum amount of $50,000,000.

Exhibit XV-1

(iv)                              Wells Fargo Bank, National Association:  $

(v)                                 Working Capital Management Co., LP:  $

Seller hereby represents and warrants as of the date hereof, and as of the date of this decrease, as follows:

(i)                                     the representations and warranties contained in Section V of the Receivables Purchase Agreement are correct in all material respects on and as of such dates as though made on and as of such dates and shall be deemed to have been made on such dates; and

(ii)                                  no event has occurred and is continuing, or would result from the increase proposed hereby, that constitutes an Amortization Event or an Unmatured Amortization Event.

Exhibit XV-2

IN WITNESS WHEREOF, the undersigned has caused this Purchase Limit Decrease Notice to be executed by its duly authorized officer as of the date first above written.

AMERISOURCE RECEIVABLES FINANCIAL CORPORATION

By:
Name:
Title:

Exhibit XV-3

EXHIBIT F

EXHIBIT XVI

FORM OF ACCORDION CONFIRMATION

                      ,

The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch
1251 Avenue of the Americas
New York, NY 10020
Attention:  Luna Mills
Telephone:  (212) 782-6959

Facsimile:  (212) 782-6998

[Address to each Purchaser Agent]

Ladies and Gentlemen:

Reference is hereby made to the Amended and Restated Receivables Purchase Agreement, dated as of April 29, 2010 (as heretofore amended or supplemented, the “Receivables Purchase Agreement”), among Amerisource Receivables Finance Corporation, as Seller, AmerisourceBergen Drug Corporation, as Servicer, the various purchaser groups from time to time party thereto, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Administrator.  Capitalized terms used in this Accordion Confirmation and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement.

This letter constitutes an Accordion Confirmation pursuant to Section 1.1(b) of the Receivables Purchase Agreement.  This Accordion Confirmation sets forth the Accordion Group Commitments as consented to by such Purchaser Group’s Purchaser Agent for the Accordion Period beginning on            and ending on         , and the resulting changes in the Purchase Limit and Group Commitments for such period.

Exhibit XVI-1

(a)                                 Group Commitments

Purchaser Group	Non-Accordion Group Commitment	Accordion Group Commitment	Group Commitment
Liberty Street Funding LLC	$	$
PNC Bank, National Association	$	$
Victory Receivables Corporation	$	$
Wells Fargo Bank, National Association	$	$
Working Capital Management Co., LP	$	$

(b)                                 Ratable Share and Accordion Ratable Share of Each Purchaser Group, expressed as a percentage:

Purchaser Group	Ratable Share	Accordion Ratable Share
Liberty Street Funding LLC
PNC Bank, National Association
Victory Receivables Corporation
Wells Fargo Bank, National Association
Working Capital Management Co., LP

Exhibit XVI-2

(c)                                  Purchase Limit:  $

(i)                                     Non-Accordion Purchase Limit:  $

(ii)                                  Accordion Purchase Limit:  $

Seller hereby represents and warrants as of the date hereof, and as of the date of this increase, as follows:

(i)                                     the representations and warranties contained in Section V of the Receivables Purchase Agreement are correct in all material respects on and as of such dates as though made on and as of such dates and shall be deemed to have been made on such dates; and

(ii)                                  no event has occurred and is continuing, or would result from the increase proposed hereby, that constitutes an Amortization Event or an Unmatured Amortization Event.

Exhibit XVI-3

IN WITNESS WHEREOF, the undersigned has caused this Accordion Confirmation to be executed by its duly authorized officer as of the date first above written.

AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, as Seller

By:
Name:
Title:

AMERISOURCEBERGEN DRUG CORPORATION, as initial Servicer

By:
Name:
Title:

Exhibit XVI-4

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Administrator

By:
Name:
Title:

Exhibit XVI-5

[PURCHASER AGENT FOR INCREASING PURCHASER GROUP]

By:
Name:
Title:

Exhibit XVI-6